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                                                                    EXHIBIT 10.1

                          STARBAND COMMUNICATIONS INC.
                            2000 STOCK INCENTIVE PLAN


       This is the STARBAND COMMUNICATIONS INC. 2000 STOCK INCENTIVE PLAN. Our Board adopted this Plan as of May 26, 2000. At that time, our name was Gilat-to-Home Inc. As of September 11, 2000, we changed our name to StarBand Communications Inc. and the name of the Plan has been conformed to reflect that change.


       This Plan authorizes our Board to grant options to purchase, stock appreciation rights ("SARs") as to and restricted shares of, our common stock. The Plan supplies a number of standard terms and conditions for options, SARs and restricted stock that will apply unless our Board provides otherwise in a particular case. We have provided definitions for capitalized terms in Section 20 below.


       1.     PURPOSE

       We are adopting the Plan so that we can grant Options, SARs and shares of Restricted Stock to selected officers, employees, directors and consultants who are providing services to us or our Affiliates. We believe that equity ownership will create strong incentives for our personnel to produce good business results for us by giving them an opportunity to acquire or increase a proprietary interest in StarBand Communications Inc. ("StarBand"). We hope that equity ownership will encourage them to do their best to help us to achieve our long-term corporate objectives and that they also will be more likely to stay with us instead of pursing other employment or business opportunities.

       We intend each Option we grant under the Plan to be a Nonqualified Option (and not an Incentive Stock Option) for income tax purposes, unless we specifically designate the Option as an Incentive Stock Option in the Option Agreement at the time we grant it and the Option satisfies all the requirements for that treatment. We may issue SARs and shares of Restricted Stock in accordance with the provisions of Section 6 below. We refer to Options, SARs and Restricted Stock as "Incentive Awards."

       2.     ADMINISTRATION

              (a) Board of Directors. Our Board will administer the Plan. Our Board will have the full power and authority to take all actions and to make all determinations required or permitted under the Plan. If any Incentive Award or Agreement needs to be interpreted or amended or if any other action by StarBand is necessary or desirable to implement the Plan or any Incentive Award, our Board will have the authority to take those actions, in its discretion. Our Board will take


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action and make determinations in accordance with our Certificate of
Incorporation and Bylaws by the affirmative vote of a majority of the members of the Board who are present at a meeting at which any issue relating to the Plan is properly raised for consideration, or by written consent. The Board's interpretation of the Plan or any Incentive Award or Agreement shall be final and conclusive.

              (b) Committee. The Board may appoint a Committee and delegate all or a portion of the Board's authority for the administration of the Plan to the Committee. The Committee will take action and make determinations by the affirmative vote of a majority of its members who are present at a meeting at which any issue relating to the Plan is properly raised for consideration, or by written consent in accordance with our Certificate of Incorporation and Bylaws.

              (c) No Liability. No member of our Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award or Agreement.

              (d) Scope and Effect of Delegation to the Committee. If our Board delegates to the Committee the power and authority to take an action or make a determination, the Committee will have the same power and authority, to the extent delegated, as the Board would have had. When our Board delegates power and authority to the Committee, the Board may retain the power and authority to take final actions and make final determinations itself.


       3.     STOCK

       We can issue shares of our Stock under the Plan, either from treasury shares or from our authorized but unissued shares. We will not issue more than 8,000,000 shares of Stock under the Plan. As of the first day of each fiscal year of the Company beginning after December 31, 2000 and before July 1, 2005, we will increase that number by 4% of the then issued and outstanding shares of our Stock. We will adjust the number of shares of Stock available under the Plan from time to time as appropriate to reflect changes in our capitalization after the Effective Date, as provided in Section 17. If any Incentive Award expires, terminates, or is canceled, forfeited or terminated, in whole or any part, before exercise or vesting in full (other than as a result of the exercise of an SAR for cash), the shares of Stock that were subject to the forfeited, canceled or terminated portion of that Incentive Award shall be available for future grants under the Plan. Notwithstanding the foregoing, no more than 8,000,000 shares (adjusted pursuant to Section 17 and reduced by Incentive Awards granted from time to time under the Plan) shall be issued pursuant to Incentive Stock Options under the Plan, provided, that upon the expiration, termination, cancellation or forfeiture of an Incentive Stock Option (other than as a result of the exercise of an SAR for cash), the shares of Stock that were subject to the forfeited, canceled or terminated portion of the Incentive Stock


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Option shall again be available for future grants of Incentive Stock Options under the Plan.

       4.     ELIGIBILITY

       We can grant Incentive Awards to any employee, officer, director or consultant who provides services to StarBand or any Affiliate. All of those persons will be Eligible Individuals, but only employees of StarBand or a Subsidiary are eligible to receive Incentive Stock Options. Our Board will have discretion to designate the Eligible Individuals who will receive Incentive Awards. No one will have any right to an Incentive Award until both: (a) our Board takes corporate action to make the award and (b) we enter into an Agreement with that individual. An individual may hold more than one Incentive Award.


       5.     EFFECTIVE DATE AND TERM OF THE PLAN

              (a) Effective Date. The Plan became effective as of the Effective Date, which is the date our Board adopted it, but our ability to grant Incentive Stock Options under the Plan is subject to approval of our stockholders, by a majority of the votes cast at a meeting or by written consent, in either case in accordance with our Certificate of Incorporation and Bylaws, within one year after the Effective Date. Upon approval of the Plan within that time period by our stockholders, all Incentive Stock Options that we had previously granted under the Plan will be fully effective as if the stockholders had approved the Plan on the Effective Date. If the stockholders do not approve the Plan or approve it more than one year after the Effective Date, any Incentive Stock Options that we have granted under the Plan will be Nonqualified Options. Other Incentive Awards will be fully effective, whether or not our stockholders approve the Plan.

              (b) Term. The Plan shall terminate 10 years after the Effective Date and we will not grant any Incentive Awards under the Plan after it terminates.


       6.     GRANT OF OPTIONS, SARS AND
              SHARES OF RESTRICTED STOCK

              (a) Options. The Board may grant to an Eligible Individual an Option to purchase a specified number of shares of Stock at a specified price, subject to the terms and conditions that are set out in the Plan and to any additional or permissible alternative terms and conditions that our Board determines to apply, including in appropriate cases, terms that are necessary to qualify an Option as an Incentive Stock Option. The grant date of an Option will be the date our Board has taken action to approve the grant, unless the Board determines that the Option should have a later grant date.


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              (b)    SARs. The Board may grant to an Eligible Individual rights to surrender an SAR or a tandem Option and SAR, or portion thereof, and receive payment from the Company of an amount equal to the excess of the Fair Market Value of the shares of Stock subject to the SAR or Option and SAR, or portion thereof, as of the date the SARs are exercised, over the Option Price of such shares. Payment may be made either in shares of Stock or in cash or in any combination thereof. The method of payment shall be specified in the Agreement with respect to the SAR. Each SAR shall relate to a specific number of shares of Stock. The number of shares of Stock subject to an Option to which an SAR relates shall be reduced by the number of SARs exercised for Stock or cash under the provisions of the Agreement. SARs may be exercised as provided in Section 10 below.

              (c) Restricted Stock. The Board may grant to an Eligible Individual shares of Restricted Stock, subject to payment by the Holder of an amount not less than the par value of the Stock. Our Board can specify performance objectives, continuous service requirements or other Conditions that the Holder must satisfy before the Stock will become vested (wholly or partially). No Restricted Stock grant will be effective until the Holder and StarBand each executes an Agreement setting out the Conditions of the grant. Upon satisfying the specified Conditions and any other applicable requirements, the Holder shall be entitled to the shares of Stock covered by the grant free of restrictions, other than restrictions under Section 11 below.

       If the Holder fails to satisfy the specified Conditions within the time specified or if the Holder's employment terminates before the Holder has satisfied the Conditions, the Holder will forfeit the shares of Restricted Stock that are not vested. Our Board can direct that shares of Restricted Stock will be held, either by StarBand or in escrow, until they become vested and it can place a legend on the shares of Restricted Stock disclosing the restrictions and the possibility that the shares will be forfeited if the Conditions are not satisfied.

              (d) Cancellation and New Grant of Options and SARs. Our Board has the authority, with the consent of the affected Optionee or Holder, to cancel any Option or SAR and to substitute a new Option or SAR covering the same or a different number of shares of Stock, with the same or a different exercise price and vesting schedule than the exercise price and vesting schedule of the canceled Option or SAR.


              (e) Acceleration and Waiver of Restrictions. By written notice to the Optionee or Holder, our Board may accelerate the date on which an Option or SAR may be exercised or the vesting of an Option or SAR or Restricted Stock award and it may waive transfer restrictions.

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       7.     LIMITATION ON INCENTIVE STOCK OPTIONS

       There is a $100,000 annual limitation on Incentive Stock Options. The limitation is based on the fair market value at the time of grant of the shares of Stock that are covered by an Incentive Stock Option. The limitation relates to the maximum dollar value of stock for which an Optionee can exercise a vested Option for the first time in any calendar year, whether or not he or she actually exercises it.

       Specifically, an option will constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the option was granted) of the stock with respect to which the optionee first has the right to exercise the option (and all other incentive stock options granted by the same employer or its affiliate) in any calendar year is not more than $100,000.

       If one or more Options that are designated as Incentive Stock Options become exercisable in a particular year and the $100,000 limitation is exceeded, the Options granted most recently will be disqualified first. If any of our Options exceeds this limitation, the excess portion shall be a Nonqualified Option.

       8.     AGREEMENTS

       We will not grant any Incentive Awards pursuant to oral agreements. All of our Options, SARs and Restricted Stock will be evidenced by written Agreements executed by us and the Optionee or Holder. Our Board has the discretion to specify the terms of the Agreements, subject to the requirements of the Plan, and the Board can use different Agreements for different grants. Our Board can modify an Agreement after it has been executed, but no amendment or modification will be effective unless it is in writing, approved by our Board and executed by us and the Optionee or Holder, except that execution by the Optionee or Holder is not required if the change is beneficial to the Optionee or Holder.

       9.     OPTION PRICE

       Our Board will determine the purchase price of each share of Stock that is subject to an Option and the strike price of each SAR and will state that price in the Agreement. In the case of an Incentive Stock Option, the Option Price cannot be less than 100% of the Fair Market Value of the Stock covered by the Option on the date of grant (except that the Option Price cannot be less than 110% of such Fair Market Value if the Optionee is a 10% Stockholder). In any case, the Option Price cannot be less than the par value (if any) of the Stock.



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       10.    TERM AND EXERCISE OF OPTIONS AND SARS

              (a) Term. Each Option and SAR granted under the Plan will terminate 10 years from the date of grant or on such earlier date as our Board specifies in a particular Agreement. If the Option is an Incentive Stock Option and the Optionee is a 10% Stockholder, the maximum term shall be five years from the date of grant. Options may be terminated earlier because of termination of employment or service or a Corporate Transaction under Section 17 below.

              (b) Option or SAR Period and Limitations on Exercise. Unless our Board provides different terms in a particular Agreement, each Option and SAR shall be exercisable at any time from the date of grant until the expiration or termination of the Option. Our Board may provide that an Optionee or Holder cannot exercise all or a part of an Option or SAR during any period of time that the Option or SAR is outstanding and may condition vesting or exercisability of an Option or SAR upon the Optionee's or Holder's attainment of performance objectives or service requirements that are specified in the Agreement. Our Board also may waive in writing any limitation or condition on the exercise of an Option or SAR that is set out in an Agreement (other than limitations and conditions that are imposed by the Plan). No Incentive Stock Option can be exercised before the Plan is approved by our stockholders.

              (c) Method of Exercise of an Option. An Optionee can exercise a vested and exercisable Option by delivering to the Company (1) a written notice of exercise specifying the number of the Option shares that he or she wants to purchase and (2) payment in full of the Option Price of the shares for which the Option is being exercised.

       Payment shall be made in cash or through the tender to the Company of whole shares of Stock that have been held at least six months, valued at their Fair Market Value on the date of exercise, plus cash for any remainder, except that, to the extent permitted in an Option Agreement, the Optionee may
(1) pay the par value of the shares in cash and deliver a full-recourse promissory note for the remainder of such price or (2) direct the Company to withhold a number of whole shares of Stock otherwise issuable to the Optionee sufficient to pay the exercise price and applicable withholding taxes. Any attempt to exercise any Option other than as set forth above shall be invalid and of no force and effect.

       Within 30 days after an Optionee exercises an Option and pays in full the Option Price of the shares of Stock purchased, he or she shall be entitled to a Stock certificate evidencing such shares. Shares purchased under an Incentive Stock Option will be represented by a separate certificate and will not be combined with shares purchased under Nonqualified Options, because of the rules in the Code


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relating to disqualifying dispositions of shares purchased pursuant to Incentive
Stock Options. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock are fully paid and issued. We will put a legend on Stock certificates issued under the Plan to reflect restrictions on the sale of the Stock and rights that we have under Section 11 below.

              (d)    Method of Exercise of an SAR.

                     (1) Exercise. A Holder my exercise an SAR by delivering to the Company a written notice of exercise that specifies the number of SARs that he or she wants to exercise. The exercise date of the SARs will be the date upon which the Company receives the exercise notice. Except to the extent that a Holder exercises an SAR for cash (if permitted by the Agreement), the Holder who exercises an SAR shall receive, without payment to the Company, the number of shares of Stock determined under Section 10(d)(2) below. The Company shall issue a Stock certificate or certificates for such shares promptly after the Holder exercises an SAR. Shares issued pursuant to the exercise shall be subject to applicable restrictions pursuant to Section 11 below. No one who holds or exercises SARs shall have any of the rights of a stockholder with respect to any shares of Stock covered by the SARs until shares of Stock are issued to him or her, and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is before the date on which the Company issues such shares.

                     (2) Shares to be issued upon the Exercise of an SAR for Shares. The number of shares of Stock which shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value of a share of Stock on the exercise date exceeds the Option Price of the shares of Stock under the SAR by (ii) the Fair Market Value of a share of Stock on the exercise date of the SARs; provided, however, that no fractional share shall be issued on exercise of SARs, and that cash shall be paid by the Company to the individual exercising SARs in lieu of any such fractional share.

                     (3) Exercise of an SAR for Cash. Promptly after the exercise of an SAR for cash (if permitted by the Agreement), the Company shall pay to the individual exercising the SAR an amount of money equal to the difference between the Fair Market Value of a share of Stock on the exercise date and the Option Price, in full satisfaction of the Holder's rights in the SAR.

                     (4) Limitations. SARs shall be exercisable at such times and under such terms and conditions as the Board, in its sole and absolute discretion, shall determine and set forth in the Agreements; provided, however, that an SAR may be exercised only at such times and by such individuals as the


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Agreement provides; and provided, further, that an SAR may be exercised only at such times as the Fair Market Value of a share of Stock on the exercise date exceeds the Option Price. Adjustments in the number, kind, or Option Price of shares of Stock for which Awards are granted pursuant to Section 17 below shall be made as necessary to the related SARs held by each Eligible Individual. Any amendment, suspension or termination of any Option to which any SAR relates pursuant to Section 17 below shall be deemed an amendment, suspension or termination of related SARs to the same extent.


       11.    TRANSFERABILITY OF STOCK, SARS AND OPTIONS

              (a) Lifetime Transfers. During his or her lifetime, only the Optionee may exercise an Incentive Stock Option. No Optionee may assign or transfer any Incentive Stock Option, except that, in the event of the Optionee's death, the Option may be transferred by will or the laws of descent and distribution. The same rules concerning transfers shall apply to Nonqualified Options and SARS, except that, to the extent authorized in an Option Agreement, an Optionee may transfer not for value all or part of a Nonqualified Option and any related SAR to a Family member or a Family Trust, provided that the transferee shall enter into a written agreement to be bound by the terms of the Plan and the Option Agreement and any subsequent transfer of the Option or shares of Stock shall be subject to the transfer restrictions set out in this Plan. A transfer (i) under a domestic relations order in settlement of marital property rights, or (ii) to an entity in which more than 50% of the voting interests are owned by Family members (or the Optionee) in exchange for an interest in that entity, shall be considered to be "not for value" for this purpose. No Holder may assign or transfer any shares of Restricted Stock before he or she satisfies applicable Conditions with respect to such shares, except that (i) the Holder may transfer such shares subject to such Conditions by gift to one or more Family members or to a Family Trust and (ii) in the event of the Holder's death, the shares of Restricted Stock, to the extent vested, may be transferred by will or the laws of descent and distribution.


       No holder of shares of Stock acquired pursuant to this Plan shall sell, assign, transfer, pledge or hypothecate any of those shares (1) at any time before the Stock is registered under Section 12 of the Exchange Act unless the holder has held such shares of Stock at least six months (except as provided in Section 11(c) below) and (2) in any case, other than in accordance with the terms of this Plan and any applicable stockholders agreement, or with the prior written consent of the Company.

              (b) Right of First Refusal. No one shall sell, pledge, assign, gift or transfer to anyone, or otherwise dispose of, any shares of Stock acquired pursuant to an Incentive Award without first offering them to StarBand for


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purchase on the same terms and conditions as those offered by the proposed transferee. Any individual who proposes such a transfer (the "Transferor") shall notify StarBand, in writing, of the identity of the transferee and the terms and conditions of such transfer.

       StarBand may exercise its right of first refusal within 30 days after receiving notice of the proposed transfer or it may assign its right to a 10% Stockholder, a Qualified Plan or an Affiliate. If StarBand and any person to whom it assigns its rights fail to exercise the right of first refusal during this 30-day period, the Transferor may proceed with the proposed transfer at any time within the next 60 days, and if he or she does not do so, the restrictions of this Subsection shall re-apply. The restrictions of this Subsection shall not apply to a transfer of Stock (i) by gift to one or more Family members or to a Family Trust or (ii) that occurs as a result of the death of the Transferor, but such restrictions shall apply to any subsequent transfer by any person who acquires such shares from the Transferor. The right of first refusal granted in this Section shall terminate on the closing of an initial public offering of the Company's Stock under the Securities Act.

       (c) Repurchase Right. Upon the termination of the employment or service with the Company or any of its Affiliates for any reason of an Eligible Individual, the Company or any of its Affiliates shall have the right, for a period of 180 days following such termination, to repurchase any or all of the shares of Stock acquired by the Eligible Individual under the Plan, at a price equal to the Fair Market Value of such shares of Stock on the date of termination (or at such lower price as is specified in the appropriate Agreement). Upon the exercise of an Option or SAR following termination of employment or service, the Company or any of its Affiliates shall have the right, for a period of 180 days following such exercise, to repurchase any or all of the shares of Stock purchased at a price equal to the Fair Market Value of such shares on the date of exercise (or at such lower price as is specified in the appropriate Award Agreement). The repurchase rights granted in this Section shall terminate on the closing of an initial public offering of the Company's Stock under the Securities Act.

       (d) Additional Provisions. Our Board may include additional transfer restrictions and other provisions in any Incentive Award granted under the Plan, including, without limitation, provisions requiring return to the Company of shares of Stock acquired under the Plan and forfeiture of Options, SARs and gains realized upon the disposition of shares of Stock acquired under the Plan in the event that an Eligible Individual competes with the Company, solicits its employees, customers or suppliers to discontinue their business relationships with the Company or materially breaches an agreement with StarBand or its Affiliates concerning confidentiality, noncompetition or nonsolicitation.

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       12.    TERMINATION OF SERVICE OR EMPLOYMENT

              (a) No Change of Control. If an Optionee or Holder ceases to be an employee or service-provider of StarBand and its Affiliates other than because of his or her death, Disability or Retirement, any Option, SAR or Restricted Stock grant that he or she holds that is not vested shall terminate immediately, except as provided in Section 12(b) below with respect to a Change of Control, and unless our Board determines otherwise. Except as otherwise provided in Section 13 below (in the case of death, Disability or Retirement), any vested Option or SAR will terminate (1) immediately, if the termination of employment or service is involuntary and with Cause or (2) otherwise, upon the expiration of three months after termination of the Optionee's or Holder's employment or service with StarBand and its Affiliates or, if earlier, expiration or termination of the Option or SAR under the Plan or the Agreement, except that our Board has the authority to specify different provisions relating to the vesting of Restricted Stock and the vesting and exercise of Options or SARs in any Agreement.

              (b) Change of Control. If, within 12 months following a Change of Control, an Optionee's or Holder's service or employment with StarBand and its Affiliates is terminated without Cause either involuntarily or by Constructive Discharge, any Option, SAR or Restricted Stock grant that he or she holds that is not vested shall become immediately vested in full and any such Option or SAR shall terminate upon the expiration of three months after termination of the Optionee's or Holder's employment or service with StarBand and its Affiliates or, if earlier, expiration or termination of the Option or SAR under the Plan or the Agreement, except as provided in Section 12(c) below; provided, that our Board has the authority to specify different provisions relating to the vesting of Restricted Stock and the vesting and exercise of Options and SARs in any Agreement.

              (c) Limitation on Parachute Payments. Notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by an Eligible Individual with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Eligible Individual (including groups or classes of participants or beneficiaries of which the Eligible Individual is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Eligible Individual (a "Benefit Arrangement"), if the Eligible Individual is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or SAR held by that Eligible Individual and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or

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benefit, taking into account all other rights, payments, or benefits to or for the Eligible Individual under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Eligible Individual under this Plan to be considered a "parachute payment" within the meaning of
Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and(ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Eligible Individual under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Eligible Individual without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Eligible Individual under any Other Agreement or any Benefit Arrangement would cause the Eligible Individual to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Eligible Individual as described in clause (ii) of the preceding sentence, then the Eligible Individual shall have the right, in the Eligible Individual's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Eligible Individual under this Plan be deemed to be a Parachute Payment.

              (d) Transfers; Leave of Absence. Our Board has discretion to determine whether employment or service continues during a leave of absence on military or government service. If an Optionee or Holder transfers from StarBand to an Affiliate or vice versa or from one Affiliate to another, his or her employment or service will not be deemed to have terminated because of the transfer.

       13.    RIGHTS IN THE EVENT OF DEATH, DISABILITY OR RETIREMENT

              (a) Death. If an Optionee or Holder of an SAR dies while employed by or providing service to StarBand or an Affiliate, the personal representative or beneficiaries of the Optionee or Holder, as applicable, shall have the right within one year after the date of his or her death and before termination of the Option or SAR to exercise, in whole or in part, any Option or SAR held by the deceased person when he or she died, whether or not vested before his or her death, and the Option or SAR will terminate if not exercised within that period of time, except that our Board has the authority to specify different provisions relating to the vesting and exercise of a deceased person's Options or SARs in any Agreement.

              (b) Disability. If an Optionee or Holder of an SAR terminates employment or service with the Company and its Affiliates because of Disability, then he or she shall have the right, within one year after such termination of

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employment or service and before termination of his or her Option or SAR, to exercise, in whole or in part, any Option or SAR held by such person at the date of his or her termination of employment or service, whether or not vested at the time of such termination, and the Option or SAR will terminate if not exercised within that period of time. However, our Board can specify different terms for the vesting or exercise of an Option or SAR in the case of Disability in any Agreement.

              (c) Retirement. If an Optionee or Holder of an SAR terminates employment or service with the Company and its Affiliates because of Retirement, then he or she shall have the right to exercise, in whole or in part, the vested portion of his or her Option or SAR until termination or expiration of such Option or SAR under the terms of the Plan and Agreement. In such cases, the unvested portion of any Option or SAR held by the Optionee or Holder shall terminate upon termination of his or her employment or service. However, our Board can specify different terms for the vesting or exercise of an Option or SAR in the case of Retirement in any Agreement.

              (d) Disability or Death of Holder of Restricted Stock. Except as otherwise provided in an Agreement, upon the termination of employment or service of a Holder with the Company because of Disability or Death (but not Retirement), the shares of Restricted Stock held by such Holder shall be fully vested.

       14.    USE OF PROCEEDS

       The proceeds that StarBand receives from the issuance of Stock pursuant to the Plan shall constitute its general funds.

       15.    REQUIREMENTS OF LAW

       We will not issue any shares of Stock under the Plan if doing so would result in a violation by us or anyone else of any law or regulation, including any federal or state securities law. Specifically in connection with the Securities Act, when we grant Restricted Stock, when Restricted Stock becomes vested or when someone exercises an Option or SAR, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock that we are supposed to issue, we will not be required to issue any shares of Stock unless and until we have receive evidence satisfactory to us that the such shares can be issued or sold under an exemption from registration under the Securities Act. The Board's good faith determination in this connection shall be final, binding, and conclusive.

       We may, but shall not be obligated to, register any securities covered by the Plan under the Securities Act. We are not obligated to take any action in order to allow an Optionee or Holder to exercise an Option or SAR or to cause shares issued or sold pursuant to an Option or SAR or because of the grant or vesting of Restricted Stock to comply with any law or regulation, including the Securities Act. As to any jurisdiction that expressly imposes the requirement that an Option or SAR shall not be exercisable or that we may not issue or sell shares of Stock unless and until the shares are registered or are subject to an available exemption from registration, the issuance or sale of shares of Stock under circumstances in which such laws apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

       16.    AMENDMENT AND TERMINATION OF THE PLAN

       Our Board may amend, suspend or terminate the Plan as to any shares of Stock as to which Incentive Awards have not been granted. Without prior or subsequent approval by a majority of the votes cast at a duly held meeting of our stockholders or by written consent, in either case in accordance with our Certificate of Incorporation and Bylaws, (a) change the requirements as to eligibility to receive Incentive Stock Options or (b) increase the maximum number of shares of Stock in the aggregate that may be sold or issued pursuant to grants of Incentive Stock Options under the Plan (except as permitted under Section 17).

       Except as permitted under Section 17, no amendment, suspension or termination of the Plan shall alter or impair any rights or obligations under any Incentive Award previously granted under the Plan. However, with the consent of the Optionee or Holder, our Board may amend any outstanding Agreement in a manner not inconsistent with the Plan.

       Amendments to the Plan not requiring stockholder approval shall become effective when our Board adopts them. Amendments requiring stockholder approval shall become effective when our Board adopts them, but no Incentive Stock Option issued after the date of such amendment shall be exercised (unless the Option could have been exercised without regard to the amendment) unless and until such amendment shall have been approved by our stockholders. If such stockholder approval is not obtained within 12 months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall be a Nonqualified Option to the extent that such amendment to the Plan was required to enable StarBand to grant the Option as an Incentive Stock Option.

       17.    EFFECT OF CHANGES IN CAPITALIZATION

              (a) Changes in Stock. If the outstanding shares of our Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company because of a Capitalization Change, we will adjust the number and kinds of shares for which we may grant Options and SARs and issue Restricted Stock.

       In addition, we will adjust the number and kind of shares for which Options and SARs are outstanding and we will use our reasonable best efforts to adjust the Options and SARs so that the proportionate interest of the holder of the Option or SAR immediately after the Capitalization Change will be the same as immediately before that event. Any adjustment in outstanding Options and SARs shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option or SAR outstanding but shall include a proportionate adjustment in the Option Price per share. In making adjustments under this Section, we will follow the rules of Code section 424(a) and the regulations under that section (whether or not the Option is an Incentive Stock Option or the SAR relates to an Incentive Stock Option).

              (b) Reorganizations in Which StarBand is the Surviving Corporation not Involving a Change of Ownership. If the Company is the surviving corporation in any reorganization, merger, or consolidation that is not a Corporate Transaction, any Option granted under the Plan shall apply to the securities that a holder of shares of Stock that the Optionee would have been entitled to immediately following the transaction if the Optionee had exercised the Option in full immediately before the transaction, with an adjustment of the Option Price per share so that the aggregate Option Price shall not change. In making adjustments under this Section, we will follow the rules of Code section 424(a) and the regulations under that section (whether or not the Option is an Incentive Stock Option).

              (c) Reorganization in Which StarBand Is Not the Surviving Corporation or involving a Change of Ownership; Sale of Assets or Stock. Upon any Corporate Transaction, the Plan and all outstanding Options and SARs shall terminate, unless we or our Successor agrees in writing in connection with the Corporate Transaction to continue the Plan and/or to assume the Options and SARs or to substitute new Options and SARs covering the stock of a Successor for the Options and to make appropriate equitable adjustments in the number and kind of shares covered by the Options and the exercise prices, in which event the Plan and Options and SARs shall continue on such basis. If the Options and SARs and the Plan are terminated under this Section, each individual holding an outstanding Option or SAR, whether or not vested, will be entitled to exercise the Option or SAR for at least 30 days before the Option or SAR terminates, except as provided in Section 12(c) above. The Board shall send written notice of a Corporate Transaction that will result in such a termination to all individuals who hold Options and SARs not later than the time when we give notice of the proposed transaction to our stockholders. Unvested shares of Restricted Stock shall not become vested or forfeited in the case of a Corporate Transaction unless otherwise provided in the Agreement with respect to those restricted shares.

              (d) Adjustments. The Board shall make the adjustments to our stock or securities under this Section 17 and the Board's reasonable good faith determination in that respect shall be final, binding, and conclusive. Neither we nor any Successor will be required to issue any fractional shares of Stock or units of other securities, and any fractions resulting from any adjustment shall be eliminated in each case by rounding to the nearest whole share or unit (except that, in the case of an Incentive Stock Option, a fractional unit shall be rounded downward).

              (e) No Limitations on Company. The grant of Incentive Awards pursuant to the Plan shall not affect or limit in any way our right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets without the consent of any Optionee.

       18.    DISCLAIMER OF RIGHTS

       No provision in the Plan or in any Incentive Award granted or agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of StarBand or any Affiliate, or to interfere in any way with our right and authority to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship we have with any individual. Our obligation to pay any amounts or issue any Stock under the Plan is only a contractual obligation to pay only those amounts, in the manner and under the conditions prescribed in the Plan and applicable Agreements. We are not required to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the Plan.

       19.    NONEXCLUSIVITY OF THE PLAN

       The Plan does not limit in any way the right and authority of our Board to adopt other incentive compensation arrangements that apply generally or that are limited to single individuals, including restricted stock, stock options or stock appreciation rights.

       20.    DEFINITIONS

       For purposes of interpreting the Plan and related documents (including Agreements), the following definitions shall apply:

       "Affiliate" means any Person that controls, is controlled by or is under common control with StarBand within the meaning of Rule 405 of Regulation C under the Securities Act.

       "Agreement" means a written Option or SAR Agreement, Restricted Stock agreement or other agreement between the Company and an Eligible Individual that evidences and sets out the terms and conditions of an Incentive Award.

       "Board" means the board of directors of the Company.

       "Cause" means conduct by the Eligible Individual amounting to (1) fraud or dishonesty against the Company, (2) gross or willful misconduct that causes substantial and material harm to the business and operations of the Company or an Affiliate, (3) voluntary intoxication with alcohol or illegal drugs while on the Company's premises during regular business hours, (4) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (5) a material breach or violation of the terms of any employment, confidentiality, noncompetition or other agreement to which the Eligible Individual and the Company are parties.

       "Capitalization Change" means a recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date.

       "Change of Control" means the earliest date on which: (i) there shall be a change in the ownership or control of the Company effected through either the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the combined voting power of the Company's outstanding securities; (ii) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company immediately before such transaction shall cease to constitute at least a majority of the Board or the board of directors of any corporation that is the successor to the Company (disregarding changes in directors initiated by any stockholder who is entitled to designate one or more members of the Board pursuant to a stockholders agreement or the bylaws of the Company); (iii) there is a sale in one or a series of transactions of all or substantially all of the assets of the Company other than to a corporation or other entity controlled by or under common control with the Company; or (iv) the Board approves any plan or proposal for the liquidation or dissolution of the Company.

        "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended, or the corresponding provision of any subsequently enacted tax statute.


        "Committee" means a committee of, and designated from time to time by resolution of, our Board, which shall consist of no fewer than two members of the Board. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, each member of the Committee shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and an "outside director" for purposes of Code section 162(m), unless the Board determines that satisfaction of such requirements is impractical or unnecessary.


        "Company" means StarBand Communications Inc., a Delaware corporation, and any successor or assignee of StarBand Communications Inc. that assumes the Plan or Incentive Awards granted hereunder. The terms we, us and our also refer to the Company.


        "Conditions" means the terms and conditions that must be met before shares of Restricted Stock become vested.


        "Constructive Discharge" means termination of employment or service by an Eligible Individual on account of (i) any material reduction in the Eligible Individual's compensation, (ii) any material reduction in the level or scope of job responsibility or status of the Eligible Individual occurring without the consent of the Eligible Individual, or (iii) any relocation to an office of the Company which is more than 50 miles from the office where the Eligible Individual was previously located to which the Eligible Individual has not agreed.


        "Corporate Transaction" means: the dissolution or liquidation of the Company; a merger, consolidation or reorganization of the Company in which the Company is not the surviving corporation; a sale of all or substantially all of the assets of the Company to another corporation; or any other transaction (including a merger or reorganization in which the Company is the surviving corporation) that results in any person or entity (other than persons who were stockholders of the

Company immediately before such transaction) owning more than 50% of the combined voting power of all classes of stock of the Company.


        "Disability" has the same meaning as provided in the long-term disability plan maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Board. If at any time during the period that this Plan is in operation, the Company does not maintain a long-term disability plan, Disability shall mean a permanent and total disability as defined in Code Section 22(e)(3). In making its determination the Board may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Board may make the determination in its sole discretion and any decision of the Board will be binding on all parties.


        "Effective Date" means May 26, 2000, the date as of which our Board adopted the Plan.


        "Eligible Individual" means any individual who is an employee, officer, director, or consultant of StarBand or any Affiliate.


        "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.


        "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:


              (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for the Stock (or the closing bid, if no sa1es were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;


             (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall, be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or


            (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        "Family" means the child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Optionee or Holder, including adoptive relationships, or any person sharing the Optionee or Holder's household (other than a tenant or employee).

        "Family Trust" means a trust in which members of the Optionee or Holder's Family have more than 50% of the beneficial interest, a foundation in which members of the Optionee or Holder's Family (or the Optionee or Holder) control the management of assets, and any other entity in which member of the Optionee or Holder's family (or the Optionee or Holder) own more than 50% of the voting interests.

        "Holder" means an individual to whom the Company has granted shares of Restricted Stock or an SAR under the Plan.

        "Incentive Award" means an Option, an SAR or a Restricted Stock grant.

        "Incentive Stock Option" means an Option that is an "incentive stock option" within the meaning of Code section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        "Nonqualified Option" means an Option that is not an Incentive Stock Option.

        "Option" means a written option granted by the Company pursuant to the Plan under which the Optionee has the right to purchase one or more shares of Stock at a specified price for a specified period of time.


        "Option Agreement" means a written agreement between the Company and the Optionee that sets out terms of an Option.

        "Option Price" means the purchase price for each share of Stock subject to an Option or the strike price under an SAR.

        "Optionee" means an individual to whom the Company has granted an Option under the Plan, while such Option continues to be outstanding.

        "Person" means any person or group within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act.

        "Plan" means this StarBand Communications Inc. 2000 Stock Incentive
Plan.

        "Qualified Plan" means an employee benefit plan (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or a Subsidiary for the benefit of employees of the Company or a Subsidiary.

        "Restricted Stock" means shares of Stock awarded to pursuant to Section 6(b) of the Plan that may be subject to restrictions and a substantial risk of forfeiture.

        "Retirement" means voluntary retirement from employment or service with the Company or an Affiliate after attainment of age 65.

        "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        "Stock" means the common stock, par value $.05 per share, of StarBand

        "Stock Appreciation Right" or SAR means a right granted pursuant to
Section 6(b) hereof to receive a payment from the Company in cash or shares of Stock of an amount equal to the excess of (i) the fair market value of the shares of Stock that are subject to the SAR, or portion thereof, that are surrendered to the Company, over (ii) the Option Price of such shares. An SAR may be granted alone or in tandem with an Option.

        "Subsidiary" means any "subsidiary corporation" or "parent corporation" of the Company within the meaning of Code section 424(f).


        "Successor" means any corporation that is a successor corporation to StarBand in a transaction described in Section 17 of the Plan, and any parent or subsidiary corporation thereof.

        "StarBand" means the Company.

        "10% Stockholder" means an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of StarBand or any Subsidiary within the meaning of Code section 422(b)(6) and 424(d).

        "We, us and our" refer to the Company.

                                      * * *

        The Plan was duly adopted and approved by the Board on the 26th day of May, 2000 and was amended, ratified and confirmed by the Board on the 19th day of September, 2000.

                                             /s/ WILLIAM MCMOIL
                                             ---------------------------------
                                             Secretary

        The Plan was duly adopted and approved by the stockholders of StarBand on the 19th day of September, 2000.


                                             /s/ WILLIAM MCMOIL
                                             ---------------------------------
                                             Secretary